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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2005

SIMON PROPERTY GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-14469 (Commission File Number)	046268599 (IRS Employer Identification No.)
115 WEST WASHINGTON STREET INDIANAPOLIS, INDIANA (Address of principal executive offices)		46204 (Zip Code)

Registrant's telephone number, including area code: 317.636.1600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operation and Financial Condition

        On April 28, 2005, the Registrant issued a press release containing information on earnings for the quarter ended March 31, 2005 and other matters. A copy of the press release is included as an exhibit to this filing.

        The exhibits furnished herewith use the non-GAAP financial measures Funds from Operations ("FFO") and Net Operating Income ("NOI"). The Company considers FFO and NOI key measures of its operating performance that are not specifically defined by accounting principles generally accepted in the United States ("GAAP"). The Company believes that FFO and NOI are helpful to investors because they are widely recognized measures of the performance of real estate investment trusts and provide relevant bases for comparison among REITs. The Company also uses FFO and NOI internally to measure the operating performance of its portfolio. The reconciliation of GAAP reported net income to FFO is provided on page 68 furnished herewith in Exhibit 99.2. The reconciliation of GAAP reported net income to NOI is provided on page 13 furnished herewith in Exhibit 99.1.

Item 7.01. Regulation FD Disclosure

        On April 28, 2005, the Registrant made available additional ownership and operational information concerning the Registrant, Simon Property Group, L.P., and properties owned or managed as of March 31, 2005, in the form of a Supplemental Information package, a copy of which is included as an exhibit to this filing. The Supplemental Information package is also available upon request as specified therein.

        Exhibit 99.1 included with this filing is being furnished pursuant to Item 7.01 of Form 8-K.

Item 9.01. Financial Statements and Exhibits

        Financial Statements:

          None

        Exhibits:

Exhibit No.	Description	Page Number in This Filing
99.1	Supplemental Information as of March 31, 2005	4
99.2	Earnings Release for the quarter ended March 31, 2005	60

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 28, 2005
SIMON PROPERTY GROUP, INC.
	By:	/s/ STEPHEN E. STERRETT Stephen E. Sterrett, Executive Vice President and Chief Financial Officer

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SIMON PROPERTY GROUP

Table of Contents

As of March 31, 2005

Description		Page
Exhibit 99.1	Supplemental Information
	Company Overview
	Overview (reporting calendar, stock information, and corporate ratings)	5-6
	Ownership Structure	7
	Changes in Common Shares and Unit Ownership	8
	Financial Data
	Selected Financial and Equity Information	9
	Unaudited Pro-Rata Statement of Operations	10-11
	Unaudited Pro-Rata Balance Sheet	12
	Reconciliation of NOI to Net Income	13
	Computation of Comparable Property NOI Growth	14
	Analysis of Other Income and Other Expense	15
	NOI Composition	16
	Operational Data
	U.S. Portfolio GLA, Occupancy & Rent Data	17
	Regional Mall Operational Information	18
	Regional Mall Lease Expirations	19
	Regional Mall Top Tenants	20
	Regional Mall Anchor/Big Box Openings, 2005 - 2007	21
	Regional Mall Property Listing	22-26
	U.S. Premium Outlet® Centers Operational Information	27
	U.S. Premium Outlet® Centers Lease Expirations	28
	U.S. Premium Outlet® Centers Top Tenants	29
	U.S. Premium Outlet® Centers Property Listing	30
	Community/Lifestyle Centers Operational Information	31
	Community/Lifestyle Centers Lease Expirations	32
	Community/Lifestyle Centers Top Tenants	33
	Community/Lifestyle Centers Property Listing	34-35
	International Operational Information	36
	International Property Listing	37-39
	Development Activity
	Capital Expenditures in the U.S. Portfolio	40
	U.S. Development Activity Report	41-44
	International Development Activity Report	45
	Balance Sheet Information
	The Company's Share of Total Debt Amortization and Maturities by Year	46
	Summary of Indebtedness	47
	Summary of Indebtedness by Maturity	48-54
	Unencumbered Assets	55-58
	Preferred Stock/Units Outstanding	59
	Quarterly Earnings Announcement
Exhibit 99.2	Press Release	60-72

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QuickLinks

  Item 2.02. Results of Operation and Financial Condition
  Item 7.01. Regulation FD Disclosure
  Item 9.01. Financial Statements and Exhibits
SIGNATURES
Table of Contents